PHOENIX MARKET NEUTRAL FUND,
                         A SERIES OF PHOENIX PORTFOLIOS

                Supplement dated June 27, 2007 to the Prospectus
              dated February 28, 2007, as supplemented June 1, 2007
                 and to the Statement of Additional Information
                             dated February 28, 2007


IMPORTANT NOTICE TO INVESTORS

         Effective June 27, 2007, the Phoenix Market Neutral Fund, a series of Phoenix Portfolios ("Predecessor Fund"), has been reorganized into a fund named Phoenix Market Neutral Fund, a series of Phoenix Opportunities Trust ("Successor Fund"). The Successor Fund's principal investment strategies, risks, fees and expenses, and portfolio management team are the same as those of the Predecessor Fund and remain unchanged.

         For information about the Phoenix Market Neutral Fund, please refer to the Phoenix Opportunities Trust-Alternative Funds Prospectus dated June 27, 2007.

         INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND
            STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.





PXP 1738/Alt Reorg (06/07)